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                                                               EXHIBIT 10.38

                           WHEATLEY PARTNERS, L.P.



                                           April 16, 1997



Global Telecommunication Solutions, Inc.
5697 Rising Sun Avenue
Philadelphia, PA  19120

Gentlemen:

         Reference is made to our letter to you dated March 14, 1997 in which we committed to exercise 1,000,000 Warrants ("Commitment") if GTS hadn't obtained $2,500,000 of financing prior to June 1, 1997. Capitalized terms used herein and not otherwise defined have the meanings described to them in the March 14, 1997 letter.

         The undersigned hereby agrees that GTS can call on the Commitment prior to June 1, 1997 if, simultaneously with Wheatley's exercise of the Warrants, GTS issues to Wheatley 750,000 of its series of warrants which are registered under the Securities Exchange Act of 1934 and traded on Nasdaq under the symbol "GTSTW" (which would give us the right to buy 250,000 shares at $12.00 per share).

                                             Very truly yours,

                                             WHEATLEY PARTNERS, L.P.


                                             By:
                                                /s/ Irwin Lieber
                                                -------------------------------
                                                Irwin Lieber